Exhibit 99.1
 Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 are presented as if Lightstone Value Plus Real Estate Investment Trust, Inc.’s, (the “Company”) disposition of its investment in Mill Run LLC (“Mill Run”) and Prime Outlets Acquisition Company LLC (“POAC”) (the “Disposition”) occurred prior January 1, 2009 and the effect was carried forward through the year and the six-month period.  The unaudited pro forma balance sheet as of June 30, 2010 reflects the impact of the Disposition on the consolidated financial position.

The unaudited pro forma consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s 2009 Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.  The unaudited pro forma consolidated balance sheet should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.  The pro forma consolidated statements of operations and pro Forma consolidated balance sheet are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above Disposition prior to January 1, 2009, nor does it purport to represent our future operations.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2010

	As of June 30, 2010, as reported (a)	Pro Forma Adjustments (b)			Pro Forma as of June 30, 2010
Assets
Investment property:
Land	$50,410,265	$			$50,410,265
Building	206,807,213				206,807,213
Construction in progress	50,365				50,365
Gross investment property	257,267,843		-		257,267,843
Less accumulated depreciation	(13,666,330)				(13,666,330)
Net investment property	243,601,513		-		243,601,513

Investments in unconsolidated affiliated real estate entities	109,460,592		(104,445,114	)(c)	5,015,478
Investment in affiliate, at cost	5,672,996		-		5,672,996
Cash and cash equivalents	6,371,866		204,430,391	(d)	210,802,257
Marketable securities	160,278		57,206,781	(d)	57,367,059
Restricted escrows	7,222,269		1,889,270	(d)	9,111,539
Tenant accounts receivable, net	1,368,424				1,368,424
Other accounts receivable	5,419				5,419
Acquired in-place lease intangibles, net	495,438				495,438
Acquired above market lease intangibles, net	173,900				173,900
Deferred intangible leasing costs, net	318,398				318,398
Deferred leasing costs, net	1,479,432				1,479,432
Deferred financing costs, net	1,138,069				1,138,069
Interest receivable from related parties	1,992,525				1,992,525
Prepaid expenses and other assets	2,458,766				2,458,766
Total Assets	$381,919,885		$159,081,328		$541,001,213
Liabilities and Stockholders' Equity
Mortgage payable	$200,421,258	$			$200,421,258
Accounts payable and accrued expenses	3,450,035				3,450,035
Due to sponsor	1,408,264				1,408,264
Loans due to affiliate	496,471				496,471
Tenant allowances and deposits payable	995,522				995,522
Prepaid rental revenues	1,187,283				1,187,283
Acquired below market lease intangibles, net	486,150				486,150
Total Liabilities	208,444,983		-		208,444,983
Commitments and contingencies Stockholders' equity:
Company's Stockholders Equity:
Preferred shares, $0.01 par value, 10,000,000 shares authorized, none outstanding	-				-

Common stock, $0.01 par value; 60,000,000 shares authorized, 31,828,941 shares issued and outstanding	318,289				318,289
Additional paid-in-capital	283,548,296				283,548,296
Accumulated other comprehensive income	12,245				12,245
Accumulated distributions in excess of net loss	(146,645,334)		158,827,483		12,182,149
Total Company's stockholder’s equity	137,233,496		158,827,483		296,060,979
Noncontrolling interests	36,241,406		253,845	(e)	36,495,251
Total Stockholders' Equity	173,474,902		159,081,328		332,556,230
Total Liabilities and Stockholders' Equity	$381,919,885		$159,081,328		$541,001,213

 The accompanying notes are an integral part of these unaudited pro forma financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2010

	For the Six Months Ended June 30, 2010 as Originally Reported (a)	Pro Forma Adjustments (b)			Pro Forma For the Six Months Ended June 30, 2010

Revenues:
Rental income	$14,410,625	$			$14,410,625
Tenant recovery income	2,361,081				2,361,081
Total revenues	16,771,706		-		16,771,706

Expenses:
Property operating expenses	6,365,320				6,365,320
Real estate taxes	1,918,602				1,918,602
Loss on long-lived assets	1,423,678				1,423,678
General and administrative costs	5,261,572		(1,906,657	)( c)	3,354,915
Depreciation and amortization	2,879,590				2,879,590
Total operating expenses	17,848,762		(1,906,657)		15,942,105
Operating (loss) income	(1,077,056)		1,906,657		829,601
Other income, net	365,238				365,238
Interest income	2,133,184				2,133,184
Interest expense	(5,973,125)				(5,973,125)
Gain on sale of marketable securities	66,756				66,756
Loss from investments in unconsolidated affiliated real estate entities	(3,716,476)		3,592,881	(d)	(123,595)
Net income/(loss) from continuing operations	(8,201,479)		5,499,538		(2,701,941)

Net income from discontinued operations	16,845,653				16,845,653

Net income	8,644,174		5,499,538		14,143,712

Less: net income attributable to noncontrolling interest	(126,490)		(80,475	)(e)	(206,965)
Net income applicable to Company's common shares	$8,517,684		$5,419,063		$13,936,747

Basic and diluted net income/(loss) per Company's common share
Continuing operations	$(0.26)				$(0.09)
Discontinued operations	0.53				0.53
Net income per Company's common share, basic and diluted	$0.27				$0.44

Weighted average number of common shares outstanding, basic and diluted	31,725,364				31,725,364

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009

	For the Year Ended December 31, 2009 as Originally Reported (a)	Pro Forma Adjustments (b)		Pro Forma For the Year Ended December 31, 2009

Revenues:
Rental income	$30,956,600	$4,972,612	(c)	$35,929,212
Tenant recovery income	2,929,460	1,967,954	(c)	4,897,414
Total revenues	33,886,060	6,940,566		40,826,626

Expenses:
Property operating expenses	13,564,676	2,706,616	(c)	16,271,292
Real estate taxes	3,757,062	475,414	(c)	4,232,476
Impairment of long lived assets, net of (gain)/loss on disposal	44,960,802			44,960,802
General and administrative costs	8,627,264	(2,189,857	)(c)(d)	6,437,407
Depreciation and amortization	7,285,198	2,458,162	(c)	9,743,360
Total operating expenses	78,195,002	3,450,335		81,645,337
Operating (loss) income	(44,308,942)	3,490,231		(40,818,711)

Other income, net	584,638	61,181	(c)	645,819
Interest income	4,186,168	14,220	(c)	4,200,388
Interest expense	(12,864,468)	(1,667,997	)(c)	(14,532,465)
Gain on sale of marketable securities	343,724			343,724
Other than temporary impairment - marketable securities	(3,373,716)			(3,373,716)
Loss from investments in unconsolidated affiliated real estate entities	(10,310,720)	10,349,856	(e)	39,136
Net income/(loss) from continuing operations	(65,743,316)	12,247,491		(53,495,825)

Net loss from discontinued operations	(360,328)	360,328	(c)	-
Net income/(loss)	(66,103,644)	12,607,819		(53,495,825)

Less: net income/(loss) attributable to noncontrolling interest	908,991	(173,370	)(f)	735,621
Net income/(loss) applicable to Company's common shares	$(65,194,653)	$12,434,449		$(52,760,204)

Basic and diluted net loss per Company's common share
Continuing operations	$(2.07)			$(1.69)
Discontinued operations	(0.01)			-
Net loss per Company's common share, basic and diluted	$(2.08)			$(1.69)

Weighted average number of common shares outstanding, basic and diluted	31,276,697			31,276,697

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010

(a)	Represents the Company’s historical financial position as of June 30, 2010.

(b)	Reflects the pro forma adjustments associated with the Disposition as if it occurred prior to January 2009.

(c)	Pro forma adjustment reflects the removal of the investments in unconsolidated affiliated real estate entities associated with the Disposition.

(d)
Reflects the pro forma adjustment of the net proceeds received related to the Disposition of $263.5 million before allocation to non-controlling interests, of which $204.4 million is in the form of cash, $57.2 million in the form of Simon OP units and $1.9 million in the form of cash held in escrow.  The Company plans to use the net proceeds from the Disposition to invest in other real estate investments in the future.  However, the potential impact is not reflected in the unaudited pro forma consolidated statements of operations or balance sheet.

(e)	Pro forma adjustment to reflect the impact of the removal of the results of operations allocated to noncontrolling interests associated with the Disposition.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010

(a)	Represents the Company’s historical results of operations for the six months ended June 30, 2010.

(b)	Reflects the pro forma adjustments associated with the Disposition as if it occurred prior to January 2009.

(c)
Reflects the pro forma adjustment to asset management fees to remove the asset management fee incurred and associated with the Disposition assets.  The Company’s advisor receives an annual asset management fee of 0.95% of the average invested assets.

(d)
Reflects the pro forma adjustment associated with the removal of the Company’s portion of net income/loss allocated from its investments in POAC and Mill Run (excluding Grand Prairie and Livermore development projects) plus the removal of the step up adjustment associated with the difference between the carrying values of the net assets compared to fair value.

(e)	Pro forma adjustment to reflect the impact of the removal of the results of operations allocated to noncontrolling interests associated with the Disposition.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

(a)	Represents the Company’s historical results of operations for the year ended December 31, 2009.

(b)	Reflects the pro forma adjustments associated with the Disposition as if it occurred prior to January 2009.

(c)
The original disposition agreement included the disposition of the Company’s St. Augustine Outlet Center.  As a result, the Company reported the results of operations of St. Augustine in discontinued operations for the year ended December 31, 2009.  On June 28, 2010, the disposition agreement was amended to remove St. Augustine from the Disposition.  The pro forma adjustments reflect transferring the results of operations of the St. Augustine Outlet Center from discontinued operations to continuing operations as this asset no longer meets the criteria for held for sale.

(d)
Reflects the pro forma adjustment to asset management fees to remove the asset management fee incurred and associated with the Disposition assets of $2,257,963.  The Company’s advisor receives an annual asset management fee of 0.95% of the average invested assets.

(e)
Reflects the pro forma adjustment associated with the removal of the Company’s portion of net income/loss allocated from its investments in POAC and Mill Run (excluding Grand Prairie and Livermore development projects) plus the removal of the step up adjustment associated with the difference between the carrying values of the net assets compared to fair value.

(f)	Pro forma adjustment to reflect the impact of the removal of the results of operations allocated to noncontrolling interests associated with the Disposition.